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                                                                   Exhibit 10(e)

                     [NATIONAL BANK OF CANADA LETTERHEAD]

                                                                 July 19th, 1999


Mr. Camille Cotran, President
C. COTRAN HOLDING INC.
220 Industrial Boulevard
Boucherville (Quebec)
J4B 2X4


Re: Global Financing in the Amount of $6,000,000.00 CDN for the Acquisition of Sel-Drum International Inc.


Dear Sir:

We are pleased to inform you that National Bank of Canada (the "Bank") agrees to make available a global financing in the amount of $6,000,000.00 CDN for the proposed acquisition of 97% of the outstanding shares of Sel-Drum International Inc.

This global financing is made available through the following companies:

(a) C. COTRAN HOLDING INC.:

    $2,750,000.00 CDN by way of a Term Loan of $750,000.00, a Mezzanine Financing of $2,000,000.00 and a Bridge Loan of $1,500,000.00. The terms and conditions of these loans are set forth in the Offer made to C. COTRAN HOLDING INC. and attached to this letter as Schedule A.

(b) DENSIGRAPHIX KOPI INC.:

    $3,250,000.00 CDN by way of an Operating Line of Credit of $3,000,000.00 and a Term Loan of $250,000.00. The terms and conditions of these loans are set forth in the Offer made to DENSIGRAPHIX KOPI INC. and attached to this letter as Schedule B.

(c) SEL-DRUM CORPORATION:

    $4,700,000.00 CDN by way of an Operating Line of Credit of $4,200,00.00 and a Term Loan of $500,000.00. The terms and conditions of these loans are set forth in the Offer made to SEL-DRUM CORPORATION and attached to this letter as Schedule C. (The financing of SEL-DRUM CORPORATION will be available after the acquisition of the shares.)

These three offers should be accepted together and it will not be possible to separate them.

If you should accept this letter and the offers hereto attached, please indicate your acceptance thereof by signing and initialing each page of the attached offers and returning same to the attention of Mr. Michel Gendron, Vice-President or Suzanne Werbiski, Account Manager, before 5:00 PM, on July 24th, 1999, failing which the Bank, at its discretion, reserves the right to cancel and/or modify the Offers, without notice.

Once this Offer has been accepted, we will ask our legal advisors to draw up the applicable security documents in accordance with standards acceptable to the Bank.

We hope that our financial support will continue to contribute to your group's development.


NATIONAL BANK OF CANADA

Per: /s/ Michel Gendron                  Per:
    ----------------------------------       -----------------------------------
     Michel Gendron                           Suzanne Werbiski
     Vice-President                           Account Manager


ACCEPTANCE

The undersigned hereby declares and confirms having taken cognizance of this letter and the attached Offers and accepts all their terms, conditions and obligations.

Executed at Boucherville, Province of Quebec, this 23rd day of July, 1999.


C. COTRAN HOLDING INC.

Per: /s/ Camille Cotran
    ----------------------------------
     Camille Cotran
     President

                                                                      SCHEDULE A


                                                                 July 19th, 1999


C. COTRAN HOLDING INC.
220 Industriel Boulevard
Boucherville (Quebec)
J4B 2X4


TO THE ATTENTION OF MR CAMILLE COTRAN, PRESIDENT


RE: OFFER OF FINANCING


Dear Sir:

As indicated in the Transmission Letter to which this offer is attached, National Bank of Canada (the "Bank") agrees to make available to C. COTRAN HOLDING INC. (the "Borrower") the following credits in Canadian Dollars, subject to the terms and conditions set forth herein:


1. CREDIT A - TERM LOAN

    1.1  AMOUNT

         The Bank, subject to the terms and conditions hereof, agrees to make available to the Borrower a term loan in the amount of $750,000.00 in Canadian Dollars.

    1.2  TERM

         This loan is granted for a term of five (5) years effective as of the date of its disbursement.

    1.3  INTEREST RATE

         At the option of the Borrower, this loan shall bear interest at the Bank's canadian prime rate plus 1.50% per year (Floating Rate) or at the Rate Offered by the Bank plus 2.75% per year (fixed rate) with interest at the same rate on all amounts in arrears. Interests shall be payable monthly on the 26th day of each month.


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OFFER OF FINANCING                                                        Page 2
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    1.4  DISBURSEMENT

         The Borrower shall use the present term loan by way of a single disbursement to be made prior to October 31st, 1999. Thereafter, the Bank reserves the right to discontinue making advances under the said financing.

    1.5  REPAYMENT TERMS AND CONDITIONS

         This loan shall be repaid on the basis of an amortization period of ten
         (10) years in sixty (60) equal and consecutive monthly instalments of $6,250.00 in principal, payable on the first day of each of each month, the first of such instalments to become due and payable on the first month following the date of the disbursement. The balance of principal, interests, fees, accessories and all other sums that may be due to the Bank under the present loan shall be repaid on the date of the last instalment without further notice.

    1.6  PREPAYMENTS

         The Borrower may, at any time, prepay in whole or in part, the floating rate term loan upon payment of a penalty equal to three (3) months of interest on the principal amount prepaid. Partial prepayments will be applied in reverse order of scheduled repayment.

         The Borrower, if the fixed rate is chosen, may not prepay all or part of the term loan provided for herein.


2. CREDIT B - MEZZANINE FINANCING

    2.1  AMOUNT

         The Bank, subject to the terms and conditions hereof, agrees to make available to the Borrower a mezzanine financing in the amount of $2,000,000.00 in Canadian Dollars.

    2.2  TERM

         This loan is granted for a term of three (3) years effective as of the date of its disbursement.


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C. COTRAN HOLDING INC.


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OFFER OF FINANCING                                                        Page 3
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    2.3  INTEREST RATE

         At the option of the Borrower to be exercised before the disbursement, this loan shall bear interest at the Bank's Canadian Prime Rate plus 3.00% per year (floating rate) or at the rate offered by the Bank plus 4.25% per year (fixed rate) with interest at the same rate on all amounts in arrears. Interests shall be payable monthly on the 26th day of each month.

         In addition to the rate referred to above, and at the same time, the Borrower shall pay to the Bank thirty-six (36) consecutive and equal monthly bonus interest payments of $8,000.00.

    2.4  DISBURSEMENT

         The Borrower shall use the present term loan by way of a single disbursement to be made prior to October 31st, 1999. Thereafter, the Bank reserves the right to discontinue making advances under the said financing.

    2.5  REPAYMENT TERMS AND CONDITIONS

         This loan shall be repaid on the basis of an amortization period of five (5) years in thirty-six (36) equal and consecutive monthly instalments of $33,500.00 in principal, payable on the first day of each month, the first of such instalments to become due and payable the first month following the date of the disbursement. The balance of principal, interests, fees, accessories and all other sums that may be due to the Bank under the present loan shall be repaid on the date of the last instalment without further notice.

    2.6  PREPAYMENTS

         The Borrower may, at any time, prepay in whole or in part, the floating rate term loan upon payment of a penalty equal to three (3) months of interest on the principal amount prepaid.

         In addition to the penalty, should this loan be prepaid in full, the Borrower will pay the Bank the net present value (NPV) of all future bonus interest payments to be calculated at the rate of 8%.

         The Borrower, if the fixed rate is chosen, may not prepay all or part of the term loan provided for herein.


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C. COTRAN HOLDING INC.

OFFER OF FINANCING                                                        Page 4
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3. CREDIT C - BRIDGE LOAN

    3.1  AMOUNT

         The Bank, subject to the terms and conditions hereof, agrees to make available to the Borrower a Bridge loan in the amount of $1,500,000.00 in Canadian Dollars.

    3.2  TERM

         This loan is granted for a maximum term of sixty (60) days effective as of the date of its disbursement.

    3.3  INTEREST RATE

         This loan shall bear interest at the Bank's canadian prime rate plus 1.50% per year (Floating Rate) on all amounts in arrears. Interest shall be payable monthly on the 26th day of each month.

    3.4  DISBURSEMENT

         The Borrower shall use the present term loan by way of a single disbursement to be made prior to October 31st, 1999. Thereafter, the Bank reserves the right to discontinue making advances under the said financing.

    3.5  REPAYMENT TERMS AND CONDITIONS

         This loan, the unpaid interest, fees and accessories shall be repaid in full no later than sixty (60) days following its disbursement with the net proceed of the financing of Sel-Drum Corporation.


4. SECURITY

   To secure the repayment of Credit A, Credit B and Credit C, the payment of interest, fees and all of the amounts payable thereunder and the performance of its obligations towards the Bank, the Borrower undertakes to provide to the Bank the following security, in accordance with the forms in use at the
   Bank:

    4.1 a first universal hypothec in the amount of $4,250,000.00 on all the assets, movable and immovable, present and future, with a specific charge on the properties of the Borrower located at 220 Industriel Boulevard, Boucherville, province of Quebec, J4B 2X4 (the "Property"), the rents


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C. COTRAN HOLDING INC.


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OFFER OF FINANCING                                                        Page 5
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         deriving from the Property and insurance policies securing such rents
         (collectively the "Hypothecated property"), including also, without limitation, an additional hypothec in the amount of $850,000.00 and all other standard protection clauses in favour of the Bank.

    4.2 movable hypothec with delivery (pledge) of all of the shares of Sel-Drum International Inc. and Densigraphix Kopi Inc. owned or to be owned by the Borrower under this financing to be released upon repayment of Credit B.

    4.3 a rider designating the Bank as loss payee of the proceeds of all-risk insurance on the Hypothecated property as security, up to the full replacement value thereof.

    4.4 an unconditional letter of guarantee by Densigraphix Kopi Inc. in the amount of $4,250,000.00 to be secured by a second ranking universal hypothec in the amount of $4,250,000.00 on all the assets of Densigraphix Kopi Inc., movable and immovable, present and future, including also, without limitation, an additional hypothec in the amount of $850,000.00 and all other standard protection clauses in favour of the Bank (subject only to the Bank's first ranking charge totalling $3,250,000.00 and more fully detailed in the offer addressed to Densigraphix Kopi Inc. and attached with these presents at the transmission letter as Schedule B).

    4.5 an unconditional letter of guarantee by Sel-Drum Corporation in the amount of $4,250,000.00 to be secured by a second ranking security interest in the amount of $4,250,000.00 on all the assets of Sel-Drum Corporation, movable and immovable, present and future, including also, without limitation, all other standard protection clauses in favour of the Bank (subject only the Bank's first ranking charge totalling $5,250,000.00 and more fully detailed in the offer addressed to Sel-Drum Corporation and attached with these presents at the transmission letter as Schedule C) (to be obtained after the acquisition of the shares);

    4.6 an unconditional undertaking by Densigraphix Kopi Inc. and Sel-Drum International Inc., Sel-Drum Imaging Corporation., Sel-Drum Corporation and Sel-Drum Corporation (USA) Inc. to advance to the Borrower, on a monthly basis, sufficient amounts to ensure the proper servicing of the Borrower long-term debts and interest.

    4.7 two life insurance policies or one totaling two million dollars assigned to National Bank.


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C. COTRAN HOLDING INC.


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OFFER OF FINANCING                                                        Page 6
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5. REPRESENTATIONS AND WARRANTIES

   The Borrower, for itself and for the guarantors, represents and warrants to the Bank that:

    5.1 They are duly constituted, registered and organized companies and are in good standing under the laws governing them, and they have the powers, permits and licences required to carry on their business and to own, operate and administer their property.

    5.2 There has been no material adverse change in their financial position since the date of their most recent internal financial statements which have been provided to the Bank. These statements represent fairly, at the date they were drawn up, their financial position. The Borrower does not foresee incurring any significant liabilities which have not already been disclosed to the Bank.

    5.3 They are not a party to any litigation or legal proceedings which could have a material effect on their financial position or on their ability to carry on their business.

    5.4 They are not in default under the agreements to which they are a party nor under the legislation and regulations applicable to the conduct of their business including, without limitation, any environmental requirements.

    5.5 All taxes, assessments, deductions at source, income tax or annuities for which the payment thereof is guaranteed by prior claim and/or legal hypothec have been paid by the Borrower without subrogation or consolidation.

    5.6 They have the power to borrow money and give security without any restriction.


6. CONDITIONS PRECEDENT TO ANY DISBURSEMENT

   At the time of the disbursement of the credit facilities, the Borrower shall, as applicable, provide, execute or perform the following to the satisfaction of the Bank and its legal advisers:


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C. COTRAN HOLDING INC.


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OFFER OF FINANCING                                                        Page 7
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    6.1  REPRESENTATIONS AND WARRANTIES

         The representations and warranties contained in the Section entitled "REPRESENTATIONS AND WARRANTIES" hereof shall continue to be true and exact and shall survive the execution of this or any subsequent agreements. No event of default shall have occurred and no other event shall exist that is likely to materially adversely affect the financial position of the Borrower or of the guarantors

    6.2  DOCUMENTS REQUIRED

         The following documents shall be furnished to the Bank in form and substance satisfactory to it for the Borrower and the Guarantors:

         6.2.1 a duly certified copy of the corporate documents and certificates of good standing and conformity in accordance with the applicable laws;

         6.2.2 a duly certified copy of the borrowing by-laws and the resolutions of the Board of Directors relating to the authority to execute these presents and to perform their obligations hereunder and in virtue of the security documents;

         6.2.3 a certificate setting forth the functions and signatures of the individuals authorized to represent them;

         6.2.4 a written opinion, in form and substance acceptable to the Bank and its legal advisers, from the legal advisers of the Borrower and of the Guarantors regarding the status and the capacity to perform the obligations described in this Offer and in virtue of the security documents;

         6.2.5 a copy of the offer to purchase the shares of Sel-Drum International Inc., which is to be satisfactory to the Bank;

         6.2.6 a professional appraisal to be performed by a certified appraiser acceptable to the Bank outlining the market value of the immovable property 220 Industriel Boulevard, Boucherville, province of Quebec, J4B 2X4;

         6.2.7 completion to the Bank's satisfaction of questionnaire with respect to environmental and Year 2000 matters;


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C. COTRAN HOLDING INC.


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OFFER OF FINANCING                                                        Page 8
================================================================================


         6.2.8 the instruments or contracts creating the security contemplated in Section 4 duly executed and duly registered or filed in all places in Quebec or elsewhere where such registration or filing is necessary and duly signified or served when such signification or service is required under the terms thereof;

         6.2.9 evidence satisfactory to the Bank that all real estate, including municipal and school taxes affecting the Property have been paid in full, without subrogation;

         6.2.10 a certified copy of a certificate of location showing the Property in its present state;

         6.2.11 evidence, in form and substance acceptable to the Bank and its legal advisers, that the property given as security is duly insured against loss or damage caused by fire and any other risk;

         6.2.12 a written opinion from the Bank's legal advisers regarding the registration and rank of the security documents provided for in this Offer;

         6.2.13 payment in full of the set-up fees charged by the Bank;

         6.2.14 acceptance by Densigraphix Kopi Inc. and Sel-Drum Corporation of their respective offers; and

         6.2.15 any other document that the Bank may reasonably request.


7. OBLIGATIONS OF THE BORROWER

    7.1  POSITIVE COVENANTS

         Until payment in full of any amount due under the terms of this Offer, the Borrower shall:

         7.1.1  carry on its business in a diligent and continuous manner;

         7.1.2 use the proceeds of the financing for the purposes provided for herein;


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C. COTRAN HOLDING INC.


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OFFER OF FINANCING                                                        Page 9
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         7.1.3  at all times, give the Bank's representatives the right to inspect its establishments and provide access thereto, and further permit the Bank's representatives to examine its books of account and other records, and take extracts therefrom and/or copies thereof;

         7.1.4 obtain and maintain in effect the permits and licenses required to carry on its business;

         7.1.5 notify the Bank, without delay, of any event of default or any event which, following notice or the expiry of a delay, could constitute an event of default;

         7.1.6 punctually pay all taxes, assessments, deductions at source, income tax or annuities for which the payment thereof is guaranteed by prior claim and/or legal hypothec, without subrogation or consolidation;

         7.1.7 provide the Bank with monthly prepared financial statements within forty-five (45) days of the end of each month for Densigraphix Kopi Inc., Sel-Drum Corporation and Sel-Drum Corporation (USA) Inc.;

         7.1.8 provide the Bank with quaterly consolidated financial statements within forty-five (45) days of the end of each quarter for C. Cotran Holdings Inc. and Sel-Drum International Inc.;

         7.1.9  provide the Bank with audited financial statements within ninety
                (90) days of the end of the fiscal year for C. Cotran Holdings Inc. (consolidated and non-consolidated), and within one hundered and twenty (120) days of the end of the fiscal year for Sel-Drum International Inc. (consolidated) Sel-Drum Imaging Corporation, Sel-Drum Corporation and Sel-Drum Corporation (USA) Inc.;

         7.1.10 conduct all or the greater part of its business with the Bank;


    7.2  NEGATIVE COVENANTS

         The Borrower undertakes not to carry out the following transactions or operations without obtaining the prior written consent from the Bank:

         7.2.1  substantially change the nature of its operations or business;

         7.2.2 change the voting control of the Borrower, which is directly or indirectly held by Camille Cotran;

         7.2.3  merge with another company, dissolve or wind up the company.


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C. COTRAN HOLDING INC.


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OFFER OF FINANCING                                                       Page 10
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         7.2.4  create or permit the existence of security on the Hypothecated property, except for permitted encumbrances;

         7.2.5 make an investment or provide financial assistance to its partners, officers, directors, affiliated entities or any third party by way of a loan, a guarantee or otherwise, except in the course of the project submitted to the Bank.

   7.3  ENVIRONMENTAL OBLIGATIONS

         7.3.1 The Borrower shall comply with the requirements of all legislative and regulatory environmental provisions (the "Environmental Requirements") and shall at all times maintain the authorizations, permits and certificates required under these provisions.

         7.3.2 The Borrower shall immediately notify the Bank of any notice, order, decree or fine that it may receive or be ordered to pay relating to Environmental Requirements in connection with its business or property and in the event of any release or discovery of any contaminant upon, under or over its property or any contiguous real property.

         7.3.3 At the request and upon the conditions set forth by the Bank, the Borrower shall, at its own cost, provide the Bank with all the informations that the Bank may require regarding the environmental situation of the Borrower. In the event that any Environmental Requirements are not being respected, the Borrower shall effect the necessary work to ensure that its business and property meet the Environmental Requirements within a delay acceptable to the Bank.

         7.3.4 The Borrower undertakes to indemnify the Bank for any damage which the Bank may suffer or any responsibility which it may incur as a result of the non-compliance with Environmental Requirements.

         7.3.5 The provisions of and undertakings and indemnification set out in this Section shall survive the satisfaction and release of the security for, and payment and satisfaction of the indebtedness and liability of the Borrower to the Bank pursuant to the terms hereof.


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C. COTRAN HOLDING INC.

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OFFER OF FINANCING                                                       Page 11
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8. DEFAULT

    8.1  EVENTS OF DEFAULT

         The occurrence of one or more of the following events, shall constitute a default under this Offer:

         8.1.1 if the Borrower fails to make a payment, on demand or when due, of principal under the terms hereof; or

         8.1.2 if the Borrower fails to make a payment, when due, of interest, fees or any other amount which may become due hereunder or under any of the security documents provided for herein; or

         8.1.3 if the Borrower fails to perform or otherwise breaches any obligation hereunder or pursuant to any of the security documents provided for herein; or

         8.1.4 if the Borrower becomes subject to any of the provisions of the Bankruptcy and Insolvency Act (Canada) or of any other bankruptcy, insolvency, proposal or winding up legislation; or

         8.1.5 if proceedings are instituted for the Borrower's dissolution, winding-up or suspension of its operations; including for any readjustment of the indebtedness of the Borrower; or

         8.1.6 if the property of the Borrower or a substantial part thereof becomes subject to a hypothecary recourse or be subject to a taking of possession by a creditor or be seized or if a sequestrator is appointed; or

         8.1.7 if the Borrower is in default under any other contracts, agreements or writings with the Bank or any other financial institution; or

         8.1.8 if any representation or warranty made by the Borrower herein or in any document or certificate furnished to the Bank in connection herewith proves to be materially incorrect or erroneous in an important manner or

         8.1.9  if, in the opinion of the Bank,

                - there is a deterioration in the Borrower's financial position;


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C. COTRAN HOLDING INC.

OFFER OF FINANCING                                                       Page 12
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                - the Borrower contravenes the provisions, whether of a
                  legislative, regulatory, administrative or other nature, of the federal, provincial, municipal or other authorities as regards environmental pollution, toxic substances or other causes endangering the environment or public health and safety or other laws, to which the Borrower's activities and property are subject.

         8.1.10 any default occurs with respect to the terms and conditions of the Offer of financing made to Densigraphix Kopi Inc. and/or Sel-Drum Corporation concurrently to this Offer shall also constitute default under this Offer.

   8.2  RIGHTS AND RECOURSE OF THE BANK

        Without limiting the Bank's rights hereunder or under the security and subject to its other rights and recourse in the even of default:

         8.2.1 the Bank may declare liquid and exigible all monetary obligations of the Borrower still outstanding at that time and claim for the Borrower, with no other notice of default, immediate payment of the principal, interest, fees and any other amount, including the fees incurred by the Bank for the collection and protection of the debt and the execution of any other obligation of the Borrower;

         8.2.2 the Borrower shall lose all its rights and privileges hereunder including, without limitation, the right to receive additional advances;

         8.2.3 the Bank may charge the Borrower reasonable analysis, administration and follow-up charges and may also incur and pay any reasonable amount for services rendered (including the fees for legal counsel, accountants or any other professional whose services may be required or deemed necessary) with respect to the realization, sale, transfer, delivery or payment to be made in the exercise of any security held by the Bank and may withhold such charges and fee amounts from the proceeds of the realization of security;

         8.2.4 any amount collected or received by the Bank, including the balance of any proceeds of the realization on security, may be withheld by the Bank and may, at the Bank's discretion, be charged to any portion of the Borrower's indebtedness to the Bank;


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C. COTRAN HOLDING INC.

OFFER OF FINANCING                                                       Page 13
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         8.2.5  any amount incurred and paid by the Bank to realize, retain or preserve any security given by the Borrower to the Bank hereunder or by law, shall bear interest at the Canadian Prime Rate of the Bank plus 3% per annum until payment of said amount.

    8.3  WAIVER, OMISSION AND CUMULATIVE RECOURSE

         The Bank may grant delays, accept or waive security, accept arrangements, grant releases and discharges and transact with the Borrower as it shall deem acceptable without in any way limiting the responsibility of the Borrower or infringing on the rights of the Bank under the security provided for hereunder.

         The omission on the part of the Bank to notify the borrower of any event of default hereunder or to avail itself of any of its rights hereunder shall not be construed as a waiver by the Bank to take recourse in the event of such default or to exercise its right.

         Acceptance by the Bank following any default by the Borrower of any sum owing to it or its exercising of any right or recourse shall not preclude the Bank from exercising any other right or recourse, which it may have, whether pursuant to any agreement or otherwise provided by law, said rights and recourses of the Bank being cumulative and not alternative, and in addition to and not in substitution for, any other right or recourse of the Bank.


9. MISCELLANEOUS PROVISIONS

    9.1  DEFINITIONS

         For the purposes hereof, the following words and phrases shall have the following meaning:

         9.1.1 "CANADIAN DOLLARS" "CAN DOLLARS" "CDN$": means lawful money of Canada.

         9.1.2 "CANADIAN PRIME RATE": means the annual variable rate of interest announced from time to time by the Bank and used to determine the interest rates on Canadian Dollars commercial loans granted by the Bank in Canada.


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C. COTRAN HOLDING INC.

OFFER OF FINANCING                                                       Page 14
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         9.1.3  "DEBT" OR "TOTAL INDEBTEDNESS" OR "CREDIT FACILITY" OR
                "ADVANCES": means the aggregate amount of principal, interest and accessories due by the Borrower hereunder.

         9.1.4 "FLOATING RATE": means the interest rate applicable to floating rate advances made hereunder in Canadian Dollars.

         9.1.5 "NET PRESENT VALUE": means the present value of all future bonus interest payments as determined given a specific discount rate. the NPV will be calculated using the following formula:

                                      Px [to the nth power]
                        -----------------------------------------------
                        (1+(i divided by 12 months)) [to the nth power]

                Where: P = Amount of monthly bonus payments
                           ($8,000 in this case);

                       n = The number of remaining monthly bonus interest
                           payments at the time of full prepayment of the mezzanine financing;

                       i = The annual rate for the purposes of discounting
                           (8% in this case).

         9.1.6 "PERMITTED ENCUMBRANCES": refers collectively to charges created by the security document granted from time to time in virtue of these presents and any other charge which constitutes a "Permitted Encumbrance", as may be defined in the said documents.

         9.1.7 "RATE OFFERED": means the annual interest rate determined from time to time by the Bank, for the term chosen by the Borrower, as being the fixed interest rate applicable to its commercial fixed rate term loans granted in Canada for the same term.

    9.2  ACCOUNTING TERMS

         Unless another definition is provided hereunder, each accounting term used in this Offer shall have the meaning ascribed to it in accordance with accounting principles generally accepted by the Canadian Institute of Chartered Accountants.


================================================================================
C. COTRAN HOLDING INC.

OFFER OF FINANCING                                                       Page 15
================================================================================


    9.3  CURRENCY AND PLACE OF PAYMENT

         All amounts due by the Borrower under this offer shall be paid by the Borrower to the Bank, at the branch of the Bank where the Borrower operates its bank account, in Canadian Dollars.

    9.4  CALCULATION OF INTEREST AND ARREARS

         9.4.1 Unless otherwise provided for herein, interest on any amount due hereunder shall be calculated daily and not in advance on the basis of a 365-day year.

         9.4.2 For the purposes of the Interest Act (Canada) in the case of a leap year, the annual interest rate corresponding to the interest calculated on the basis of a 365-day year is equal to the interest rate thus calculated multiplied by 366 and divided by 365.

         9.4.3 Any amount of principal, interest, commission, discount or of any other nature remaining unpaid at maturity, shall bear interest at the rate provided for herein, being understood that the said interest rate on arrears shall not exceed the maximum rate provided by law.

         9.4.4 Interest on arrears shall be compounded daily and payable on demand.

    9.5  RECORDS

         The Bank shall keep records and computerized data evidencing the transactions performed under this financing. Such records or computerized data shall be presumed to reflect these transactions and shall constituted evidenced of the debt due to the Bank.

    9.6  ACCOUNT DEBITS

         The Borrower irrevocably authorizes the Bank to debit periodically or from time to time any bank account it may maintain with the Bank in order to pay all or part of the amounts it may owe to the Bank hereunder.

    9.7  NON-BUSINESS DAYS

         Should any payment of capital or interest hereunder become due on a day which is not a Business Day, the due date thereof shall be extended to the immediate following Business Day.


================================================================================
C. COTRAN HOLDING INC.

OFFER OF FINANCING                                                       Page 16
================================================================================


    9.8  INVALIDITY OF ANY PROVISIONS HEREUNDER

         Any decision of a court to the effect that any of the provisions hereunder are null and void or non-executory shall in no way affect, invalidate or render unenforceable the other provisions hereunder.

    9.9  MODIFICATIONS

         Any modifications hereto or waiver of a right thereunder is without effect if it is not expressly made and evidenced in a written document executed between the parties hereto.

    9.10 OTHERS DOCUMENTS

         The Borrower shall do all things and sign all documents which may be deemed necessary or appropriate by the Bank for the purposes of giving full effect to the terms, conditions, undertakings and security provided herein.

    9.11 FINAL AGREEMENT AND INTERPRETATION

         Upon acceptance and execution by the Borrower, this Offer shall constitute the final agreement between the parties hereto with, the exception of any further written modification agreed by the parties and replaces and supersedes any prior agreements verbal or written between the parties related to the financing described herein.

         Notwithstanding the foregoing, this Offer does not create novation and does not constitute any derogation to the rights, privileges and remedies of the Bank under the terms of any agreements, promissory notes and/or any instruments or contracts regarding the facilities or the security contemplated herein and executed by the Borrower prior to the date of this Offer. The Borrower represents and warrants that the rights, privileges and remedies of the Bank under these agreements, promissory notes and security documents have not been modified and cover the Borrower's obligations contemplated herein, the whole without novation.


10. REVIEW

    Notwithstanding any provisions to the contrary, the terms and conditions provided for herein are subject to be reviewed by the Bank on April 30, 2000, based upon the Borrower's financial statements which it shall furnish the Bank, in accordance with the provisions herein.


================================================================================
C. COTRAN HOLDING INC.

OFFER OF FINANCING                                                       Page 17
================================================================================


11. FEES

    11.1 Non-refundable set-up fees of $37,500.00 shall be payable by the Borrower upon acceptance of this Offer.

    11.2 The legal fees and expenses relating to this Offer and to the preparation of the security documents required herein and the registration, if required, shall be payable by the Borrower in addition to the fees stipulated hereinabove.


12. ACCESS TO INFORMATION

    The Borrower hereby authorizes any personal information agent, financial institution, creditor, tax authority, employer or any other person, including any public body, holding information concerning the Borrower or its property including any financial information or with respect to any undertaking or surety given by the Borrower in favour of third parties, to supply such information to the Bank for the purposes of verifying information provided to the Bank or that will be provided by the Borrower and to ensure its solvency at all times.


13. NOTICES

    Any notice or demand to or upon the respective parties hereto shall be in writing and shall be validly communicated by the delivery thereof to its addressee, by a delivery, certified mail, postage prepaid, or by transmitting the same by fax, to the addressee hereinafter mentioned, or at such other address as any of the parties hereto may hereafter notify the other in writing:

         NATIONAL BANK OF CANADA
         Central Montreal Regional Centre
         Bank Tower and North
         600, de La Gauchetiere Street West
         Ground Floor
         Montreal (Quebec)
         H3B 4L2

         Fax: (514) 394-4144

         TO THE ATTENTION OF: Suzanne Werbiski
                              Account Manager


================================================================================
C. COTRAN HOLDING INC.

OFFER OF FINANCING                                                       Page 18
================================================================================


         C. COTRAN HOLDING INC.
         220 Industriel Boulevard
         Boucherville (Quebec)
         J4B 2X4

         Fax: (450) 641-4332

         TO THE ATTENTION OF: Mr Camille Cotran
                              President

    Any such notice or demand sent as aforesaid shall be deemed to have been received by the party to whom it is addressed upon delivery, if delivered, and on the actual receipt thereof, if sent by certified mail, and when transmitted, if sent by fax; provided, however, that in the event normal mail service or fax service shall be interrupted by strike, "force majeure" or other cause, then the party sending the notice or demand shall use anyone of the said services which has not been so interrupted or, failing the availability of any such service, any other mode of communication which shall ensure prompt receipt of such notice or demand by the other party.


14. GOVERNING LAW

    This Offer shall be construed and interpreted in accordance with the laws of the Province of Quebec.


15. LANGUAGE (QUEBEC)

    The parties declare that they have requested and do hereby confirm their request that the present Offer and the ancillary documents related thereto be in English; les parties declarent qu'elles ont exige et par la presente confirment leur demande que la presente offre ainsi que les documents connexes soient rediges en anglais.


16. PREPARATION OF LEGAL DOCUMENTATION

    Once this Offer has been accepted, we will ask our legal advisers to draw up the applicable security documents in accordance with standards acceptable to the Bank.


================================================================================
C. COTRAN HOLDING INC.

OFFER OF FINANCING                                                       Page 19
================================================================================


We hope that our financial support will continue to contribute to your company's development.

Yours truly,

NATIONAL BANK OF CANADA

Per: /s/ Michel Gendron                   Per:
    ------------------------------------      ----------------------------------
     Michel Gendron                            Suzanne Werbiski
     Vice-president                            Account Manager


ACCEPTANCE

WE ACCEPT THE TERMS AND CONDITIONS OF YOUR OFFER OF FINANCING.

We, undersigned, hereby authorize the National Bank of Canada to gather any information relating to our financial situation and/or credit history from any credit agency and/or financial institution and/or employer and/or person with whom we have or may have a business relationship with. We also authorize the National Bank of Canada to release this information to such persons.

The National Bank of Canada may use the information it has obtained to make decisions regarding any credit facility or any other services made available to us or to be made available to us.


THIS 23rd day of July 1999.

C. COTRAN HOLDING INC.

Per: /s/ Camille Cotran
    ------------------------------------
     Camille COTRAN


================================================================================
C. COTRAN HOLDING INC.

OFFER OF FINANCING                                                       Page 20
================================================================================


GUARANTORS


DENSIGRAPHIX KOPI INC.                               THIS 23rd day of July 1999.

Per: /s/ Camille Cotran
    ------------------------------------
and, subject to the conclusion of the contemplated transaction

SEL-DRUM COPRORATION                                 THIS 23rd day of July 1999.

Per: /s/ Camille Cotran
    ------------------------------------


SEL-DRUM
INTERNATIONAL INC.                                   THIS 23rd day of July 1999.

Per: /s/ Camille Cotran
    ------------------------------------


SEL-DRUM IMAGING
CORPORATION                                          THIS 23rd day of July 1999.

Per: /s/ Camille Cotran
    ------------------------------------


================================================================================
C. COTRAN HOLDING INC.

                                                                      SCHEDULE B

                                                                 July 19th, 1999




DENSIGRAPHIX KOPI INC.
220 Industriel Boulevard
Boucherville (Quebec)
J4B 2X4

Attention of Mr Camille Cotran, president
-----------------------------------------

RE:  Offer of financing
-----------------------

Dear Sir:

As indicated in the Transmission Letter to which this offer is attached, National Bank of Canada (the "Bank") agrees to make available to DENSIGRAPHIX KOPI INC. (the "Borrower") an Operating Line of Credit in the maximum amount of $3,000,000.00 in Canadian Dollars and a Term Loan in the amount of $250,000.00 Canadian Dollars, subject to the terms and conditions set forth herein:

1.   CREDIT A - OPERATING LINE OF CREDIT
     -----------------------------------

     1.1  AMOUNT AND PURPOSE
          ------------------

          $3,000,000.00 in Canadian Dollars on a revolving credit to be used to finance the day-to-day operating purposes and to assist the financing for the acquisition of the preferred shares of Sel-Drum International Inc.

     1.2  SUB-LIMIT
          ---------

          COMMERCIAL LETTERS OF CREDIT
          ----------------------------

          The Borrower shall be entitled to use its credit for the issuance of Letters of Credit at sight.

          Any request for the issuance of a Letter of credit, which request may be made at any time by the Borrower, shall be subject to the following conditions:

Offer of financing                                                        Page 2
================================================================================


     1.2.1     Written Notice
               --------------

               A prior written notice of two (2) business days must be given to the Bank.

     1.2.2     Limited Amount
               --------------

               The total amount of Letters of credit must never exceed 1 500 000,00$ in Canadian dollars or its equivalent in any other currency acceptable to the Bank.

     1.2.3     Maturity Dates
               --------------

               Letters of credit shall be payable at sight and shall constitute a utilization of the credit to the extent of their nominal face value and shall automatically, when paid, become Floating Rate Advances and shall then bear interest at the interest rate hereinafter mentioned in paragraph 4.

     1.2.4     Commissions
               -----------

               The Borrower shall pay to the Bank at the date of issuance of any letter of credit a commission based on the usual scheduled fees of the Bank.

     1.2.5     Conditions
               ----------

               Each letter of credit to be issued shall be covered at 100% of its value by orders in hand.

1.3  TERM
     ----

This operating credit may be reviewed from time to time by the Bank and is repayable on demand.

1.4  MODES OF FINANCING
     ------------------

Subject to the terms and conditions provided herein, the Borrower may, within the amount available to it under the present credit, avail itself of Floating Rate advances in CDN$.

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                        Page 3
================================================================================


1.5  INTEREST RATE
     -------------

Floating Rate advances shall bear interest, until payment in full, at the Canadian Prime Rate of the Bank plus 0.50% with interest at the same rate on any amount in arrears. Interest shall be payable monthly on the 26th day of each month.

1.6  ADVANCES AND REPAYMENT
     ----------------------

The Borrower may draw upon the amount made available to it by virtue of these presents, at any time during the term of the credit, by satisfying the terms and conditions specified herein and subject to the execution of any document that may reasonably be requested by the Bank in order to give full effect to the provisions contained herein.

Disbursement and repayment of the operating credit shall be made in multiples of $25,000.00.

The principal amount of the Floating Rate advances shall be payable on demand.

The Borrower may repay all or part of its Floating Rate advances at any time during the credit, without penalty.

1.7  FINANCING CONDITIONS
     --------------------

The aggregate total amount of advances made by virtue of this credit facility shall not in any time exceed the value of:

     1.7.1 75% of the Borrower's net accounts receivable (excluding contra or intercompany accounts, accounts of doubtful quality and those aged 90 days or more); and

     1.7.2 50% of the Borrower's inventory (raw material and finished products) up to a maximum amount of $1,500,000.00.

The value of the Borrower's net accounts receivable and inventory shall be established, from time to time, by the Bank, taking into account claims ranking prior to the security of the Bank. The Borrower shall furnish to the Bank, on the 20th day of each month, a detailed list of its accounts receivable according to age, an inventory declaration on the

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                        Page 4
================================================================================


standard form of the Bank, and a detailed list of its accounts payable for the month ending on the last day of the preceding month.

2.   CREDIT B - TERM LOAN
     --------------------

     2.1  AMOUNT
          ------

          The Bank, subject to the terms and conditions hereof, agrees to make available to the Borrower a term loan in the amount of $250,000.00 in Canadian Dollars.

     2.2  TERM
          ----

          This loan is granted for a term of five (5) years effective as of the date of its disbursement.

     2.3  INTEREST RATE
          -------------

          At the option of the Borrower, this loan shall bear interest at the Bank's Canadian Prime Rate plus 1.50% per year (Floating Rate) or at the Rate Offered by the Bank plus 2.75% per year (fixed rate) with interest at the same rate on all amounts in arrears. Interest shall be payable monthly on the 26th day of each month.

     2.4  DISBURSEMENT
          ------------

          The Borrower shall use the present term loan by way of a single disbursement to be made prior to October 31st, 1999. Thereafter, the Bank reserves the right to discontinue making advances under the said financing.

     2.5  REPAYMENT TERMS AND CONDITIONS
          ------------------------------

          This loan shall be repaid on the basis of an amortization period of five (5) years in fifty-nine (59) equal and consecutive monthly instalments of $4,166.67 and a last instalment of $4,166.47 in principal, payable on the first day of each month, the first of such instalments to become due and payable the first month following the date of the disbursement. The balance of principal, interest, fees, accessories and all other sums that may be due to

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                        Page 5
================================================================================


          the Bank under the present loan shall be repaid on the date of the last instalment without further notice.

     2.6  PREPAYMENTS
          -----------

          The Borrower may, at any time, prepay in whole or in part, the floating rate term loan upon payment of a penalty equal to three (3) months of interests on the principal amount prepaid. Partial prepayments will be applied in reverse order of scheduled repayment.

          The Borrower, if the fixed rate is chosen, may not prepay all or part of the term loan provided for herein.

3.   SECURITY
     --------

     To secure the repayment of Credit A and Credit B, the payment of interest, fees and all of the amounts payable thereunder and the performance of its obligations towards the Bank, the Borrower undertakes to provide to the Bank the following security, in accordance with the forms in use at the
     Bank:

     3.1 a first ranking movable hypothec in the amount of $3,000,000.00 on all the accounts receivable and inventory, present and future, including also, without limitation, an additional hypothec in the amount of $600,000.00 and all other standard protection clauses in favour of the Bank.

     3.2  a security in virtue of Section 427 of the Bank Act;

     3.3 a movable hypothec with delivery (pledge) of all of the shares of Sel-Drum Imaging Corporation, owned or to be owned by the Borrower under this financing.

     3.4 a first universal hypothec in the amount of $3,250,000.00 on all the assets, movable and immovable, present and future (collectively the "Hypothecated property"), including also, without limitation, an additional hypothec in the amount of $650,000.00 and all other standard protection clauses in favour of the Bank (subject only to the Permitted Encumbrances being the hypothec in favour of the Bank referred to in paragraph 3.1 hereinabove).

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                        Page 6
================================================================================


     3.5  an unconditional letter of guarantee in the amount of $3,250,000.00 by
          C. Cotran Holdings Inc.

     3.6 a rider designating the Bank as loss payee of the proceeds of all-risk insurance on the Hypothecated property as security, up to the full replacement value thereof.

4.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     The Borrower, for itself and for the guarantor, represents and warrants to the Bank that:

     4.1 They are duly constituted, registered and organized companies and are in good standing under the laws governing them, and they have the powers, permits and licences required to carry on their business and to own, operate and administer their property.

     4.2 There has been no material adverse change in their financial position since the date of their most recent internal financial statements which have been provided to the Bank. These statements represent fairly, at the date they were drawn up, their financial position. The Borrower does not foresee incurring any significant liabilities which have not already been disclosed to the Bank.

     4.3 They are not a party to any litigation or legal proceedings which could have a material effect on their financial position or on their ability to carry on their business.

     4.4 They are not in default under the agreements to which they are a party nor under the legislation and regulations applicable to the conduct of their business including, without limitation, any environmental requirements.

     4.5 All taxes, assessments, deductions at source, income tax or annuities for which the payment thereof is guaranteed by prior claim and/or legal hypothec have been paid by the Borrower without subrogation or consolidation.

     4.6 They have the power to borrow money and give security without any restriction.

================================================================================
Denisgraphix Kopi Inc.

Offer of financing                                                        Page 7
================================================================================


5.   CONDITIONS PRECEDENT TO ANY DISBURSEMENT
     ----------------------------------------

     At the time of the disbursement of the credit facilities, the Borrower shall, as applicable, provide, execute or perform the following to the satisfaction of the Bank and its legal advisers:

     5.1  Representations and warranties
          ------------------------------

          The representations and warranties contained in the Section entitled "REPRESENTATIONS AND WARRANTIES" hereof shall continue to be true and exact and shall survive the execution of this or any subsequent agreements. No event of default shall have occurred and no other event shall exist that is likely to materially adversely affect the financial position of the Borrower or of the guarantors

     5.2  Documents required
          ------------------

          The following documents shall be furnished to the Bank in form and substance satisfactory to it for the Borrower and the Guarantor:

          5.2.1 a duly certified copy of the corporate documents and certificates of good standing and conformity in accordance with the applicable laws;

          5.2.2 a duly certified copy of the borrowing by-laws and the resolutions of the Board of Directors relating to the authority to execute these presents and to perform their obligations hereunder and in virtue of the security documents;

          5.2.3 a certificate setting forth the functions and signatures of the individuals authorized to represent them;

          5.2.4 a written opinion, in form and substance acceptable to the Bank and its legal advisers, from the legal advisers of the Borrower and of the Guarantor regarding the status and the capacity to perform the obligations described in this Offer and in virtue of the security documents;

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                        Page 8
================================================================================

          5.2.5 a copy of the offer to purchase for the shares of Sel-Drum International Inc., which is to be satisfactory to the Bank;

          5.2.6 a chartered accountant certificate stating that shareholders have invested at least $2,500,000.00 Canadian Dollars in the Borrower without right to be repaid before the Bank except as required interest payments of up to 12% and until the Bank has been repaid of Credit B (Mezzanine Financing) and C (Bridge Loan) made available to C. Cotran Holding Inc. by virtue of an offer of financing dated July 19, 1999, together with a copy of the Investment Agreement;

          5.2.7 completion to the Bank's satisfaction of questionnaire with respect to environmental and Year 2000 matters;

          5.2.8 the instruments or contracts creating the security contemplated in Section 3 duly executed and duly registered or filed in all places in Quebec or elsewhere where such registration or filing is necessary and duly signified or served when such signification or service is required under the terms thereof;

          5.2.9 evidence satisfactory to the Bank that all real estate, including municipal and school taxes affecting the Hypothecated property have been paid in full, without subrogation;

          5.2.10 evidence, in form and substance acceptable to the Bank and its legal advisers, that the property given as security is duly insured against loss or damage caused by fire and any other risk;

          5.2.11 a written opinion from the Bank's legal advisers regarding the registration and rank of the security documents provided for in this Offer;

          5.2.12    payment in full of the set-up fees charged by the Bank;

          5.2.13 acceptance by C. Cotran Holdings Inc. and Sel-Drum Corporation of their respective offers; and

          5.2.14    any other document that the Bank may reasonably request.

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                        Page 9
================================================================================


6.   OBLIGATIONS OF THE BORROWER
     ---------------------------

     6.1  Positive covenants
          ------------------

          Until payment in full of any amount due under the terms of this Offer, the Borrower shall:

          6.1.1     carry on its business in a diligent and continuous manner;

          6.1.2 use the proceeds of the financing for the purposes provided for herein;

          6.1.3 at all times, give the Bank's representatives the right to inspect its establishments and provide access thereto, and further permit the Bank's representatives to examine its books of account and other records, and take extracts therefrom and/or copies thereof;

          6.1.4 obtain and maintain in effect the permits and licenses required to carry on its business;

          6.1.5 notify the Bank, without delay, of any event of default or any event which, following notice or the expiry of a delay, could constitute an event of default;

          6.1.6 punctually pay all taxes, assessments, deductions at source, income tax or annuities for which the payment thereof is guaranteed by prior claim and/or legal hypothec, without subrogation or consolidation;

          6.1.7 provide the Bank with monthly prepared financial statements within forty-five (45) days of the end of each month for Densigraphix Kopi Inc., Sel-Drum Corporation and Sel-Crum Corporation (USA) Inc.;

          6.1.8 provide the Bank with quaterly consolidated financial statements within forty-five (45) days of the end of each quarter for C. Cotran Holdings Inc. and Sel-Drum International Inc.;

          6.1.9 provide the Bank with audited financial statements within ninety (90) days of the end of the fiscal year for C. Cotran Holdings Inc. (consolidated and non-consolidated), and within one hundred and twenty (120) days of the end of the fiscal year for Sel-Drum International Inc.

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 10
================================================================================


                    (consolidated) Sel-Drum Imaging Corporation, Sel-Drum Corporation and Sel-Drum Corporation (USA) Inc.;

          6.1.10 conduct all or the greater part of its business with the Bank;

     6.2  Negative covenants
          ------------------

          The Borrower undertakes not to carry out the following transactions or operations without obtaining the prior written consent from the Bank:

          6.2.1 substantially change the nature of its operations or business;

          6.2.2 change the voting control of the Borrower, C. Cotran Holdings Inc. and Sel-Drum International Inc., which is directly or indirectly held or to be held by Camille Cotran;

          6.2.3     merge with another company, dissolve or wind up the company.

          6.2.4 create or permit the existence of security on the Hypothecated property, except for permitted encumbrances;

          6.2.5 make an investment or provide financial assistance to its partners, officers, directors, affiliated entities or any third party by way of a loan, a guarantee or otherwise, except in the course of the project submitted to the Bank.

     6.3  Environmental obligations
          -------------------------

          6.3.1 The Borrower shall comply with the requirements of all legislative and regulatory environmental provisions (the "Environmental Requirements") and shall at all times maintain the authorizations, permits and certificates required under these provisions.

          6.3.2 The Borrower shall immediately notify the Bank of any notice, order, decree or fine that it may receive or be ordered to pay relating to Environmental Requirements in connection with its business or property and in the event of any release or discovery of any contaminant upon, under or over its property or any contiguous real property.

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 11
================================================================================


          6.3.3 At the request and upon the conditions set forth by the Bank, the Borrower shall, at its own cost, provide the Bank with all the informations that the Bank may require regarding the environmental situation of the Borrower. In the event that any Environmental Requirements are not being respected, the Borrower shall effect the necessary work to ensure that its business and property meet the Environmental Requirements within a delay acceptable to the Bank.

          6.3.4 The Borrower undertakes to indemnify the Bank for any damage which the Bank may suffer or any responsibility which it may incur as a result of the non-compliance with Environmental Requirements.

          6.3.5 The provisions of and undertakings and indemnification set out in this Section shall survive the satisfaction and release of the security for, and payment and satisfaction of the indebtedness and liability of the Borrower to the Bank pursuant to the terms hereof.

7.   DEFAULT
     -------

     7.1  Events of Default
          ------------------

          The occurrence of one or more of the following events, shall constitute a default under this Offer:

          7.1.1 if the Borrower fails to make a payment, on demand or when due, of principal under the terms hereof; or

          7.1.2 if the Borrower fails to make a payment, when due, of interest, fees or any other amount which may become due hereunder or under any of the security documents provided for herein; or

          7.1.3 if the Borrower fails to perform or otherwise breaches any obligation hereunder or pursuant to any of the security documents provided for herein; or

          7.1.4 if the Borrower becomes subject to any of the provisions of the Bankruptcy and Insolvency Act (Canada) or of any other bankruptcy, insolvency, proposal or winding up legislation; or

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 12
================================================================================


          7.1.5 if proceedings are instituted for the Borrower's dissolution, winding-up or suspension of its operations; including for any readjustment of the indebtedness of the Borrower; or

          7.1.6 if the property of the Borrower or a substantial part thereof becomes subject to a hypothecary recourse or be subject to a taking of possession by a creditor or be seized or if a sequestrator is appointed; or

          7.1.7 if the Borrower is in default under any other contracts, agreements or writings with the Bank or any other financial institution; or

          7.1.8 if any representation or warranty made by the Borrower herein or in any document or certificate furnished to the Bank in connection herewith proves to be materially incorrect or erroneous in an important manner or

          7.1.9     if, in the opinion of the Bank,

                    - there is a deterioration in the Borrower's financial position;

                    - the Borrower contravenes the provisions, whether of a legislative, regulatory, administrative or other nature, of the federal, provincial, municipal or other authorities as regards environmental pollution, toxic substances or other causes endangering the environment or public health and safety or other laws, to which the Borrower's activities and property are subject.

          7.1.10 any default occurs with respect to the terms and conditions of the Offer of financing made to Densigraphix Kopi Inc. and/or Sel-Drum Corporation concurrently to this Offer shall also constitute default under this Offer.

     7.2  Rights and recourse of the Bank
          -------------------------------

          Without limiting the Bank's rights hereunder or under the security and subject to its other rights and recourse in the even of default:

          7.2.1 the Bank may declare liquid and exigible all monetary obligations of the Borrower still outstanding at that time and claim for the

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 13
================================================================================

                    Borrower, with no other notice of default, immediate payment of the principal, interest, fees and any other amount, including the fees incurred by the Bank for the collection and protection of the debt and the execution of any other obligation of the Borrower;

          7.2.2 the Borrower shall lose all its rights and privileges hereunder including, without limitation, the right to receive additional advances;

          7.2.3 the Bank may charge the Borrower reasonable analysis, administration and follow-up charges and may also incur and pay any reasonable amount for services rendered (including the fees for legal counsel, accountants or any other professional whose services may be required or deemed necessary) with respect to the realization, sale, transfer, delivery or payment to be made in the exercise of any security held by the Bank and may withhold such charges and fee amounts from the proceeds of the realization of security;

          7.2.4 any amount collected or received by the Bank, including the balance of any proceeds of the realization on security, may be withheld by the Bank and may, at the Bank's discretion, be charged to any portion of the Borrower's indebtedness to the Bank;

          7.2.5 any amount incurred and paid by the Bank to realize, retain or preserve any security given by the Borrower to the Bank hereunder or by law, shall bear interest at the Canadian Prime Rage of the Bank plus 3% per annum until payment of said amount.

     7.3  Waiver, Omission and Cumulative Recourse
          ----------------------------------------

          The Bank may grant delays, accept or waive security, accept arrangements, grant releases and discharges and transact with the Borrower as it shall deem acceptable without in any way limiting the responsibility of the Borrower or infringing on the rights of the Bank under the security provided for hereunder.

          The omission on the part of the Bank to notify the borrower of any event of default hereunder or to avail itself of any of its rights hereunder shall not be construed as a waiver by the Bank to take recourse in the event of such default or to exercise its right.

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 14
================================================================================

                Acceptance by the Bank following any default by the Borrower of any sum owing to it or its exercising of any right or recourse shall not preclude the Bank from exercising any other right or recourse, which it may have, whether pursuant to any agreement or otherwise provided by law, said rights and recourses of the Bank being cumulative and not alternative, and in addition to and not in substitution for, any other right or recourse of the Bank.

8.   MISCELLANEOUS PROVISIONS
     ------------------------

     8.1  Definitions
          -----------

          For the purposes hereof, the following words and phrases shall have the following meaning:

          8.1.1 "CANADIAN DOLLARS" "CAN DOLLARS" "CDN$": means lawful money of Canada.

          8.1.2 "CANADIAN PRIME RATE": means the annual variable rate of interest announced from time to time by the Bank and used to determine the interest rates on Canadian Dollars commercial loans granted by the Bank in Canada.

          8.1.3 "DEBT" OR "TOTAL INDEBTEDNESS" OR "CREDIT FACILITY" OR "ADVANCES": means the aggregate amount of principal, interest and accessories due by the Borrower hereunder.

          8.1.4 "FLOATING RATE": means the interest rate applicable to floating rate advances made hereunder in Canadian Dollars.

          8.1.5 "PERMITTED ENCUMBRANCES": refers collectively to charges created by the security document granted from time to time in virtue of these presents and any other charge which constitutes a "Permitted Encumbrance", as may be defined in the said documents.

          8.1.6 "RATE OFFERED": means the annual interest rate determined from time to time by the Bank, for the term chosen by the Borrower, as

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 15
================================================================================

                    being the fixed interest rate applicable to its commercial fixed rate term loans granted in Canada for the same term.

     8.2  Accounting terms
          ----------------

          Unless another definition is provided hereunder, each accounting term used in this Offer shall have the meaning ascribed to it in accordance with accounting principles generally accepted by the Canadian Institute of Chartered Accountants.

     8.3  Currency and place of payment
          -----------------------------

          All amounts due by the Borrower under this offer shall be paid by the Borrower to the Bank, at the branch of the Bank where the Borrower operates its bank account, in Canadian Dollars.

     8.4  Calculation of interest and arrears
          -----------------------------------

          8.4.1 Unless otherwise provided for herein, interest on any amount due hereunder shall be calculated daily and not in advance on the basis of a 365-day year.

          8.4.2 For the purposes of the Interest Act (Canada) in the case of a leap year, the annual interest rate corresponding to the interest calculated on the basis of a 365-day year is equal to the interest rate thus calculated multiplied by 366 and divided by 365.

          8.4.3 Any amount of principal, interest, commission, discount or of any other nature remaining unpaid at maturity, shall bear interest at the rate provided for herein, being understood that the said interest rate on arrears shall not exceed the maximum rate provided by law.

          8.4.4 Interest on arrears shall be compounded daily and payable on demand.

     8.5  Records
          -------

          The Bank shall keep records and computerized data evidencing the transactions performed under this financing. Such records or computerized

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 16
================================================================================

          data shall be presumed to reflect these transactions and shall constituted evidenced of the debt due to the Bank.

     8.6  Account debits
          --------------

          The Borrower irrevocably authorizes the Bank to debit periodically or from time to time any bank account it may maintain with the Bank in order to pay all or part of the amounts it may owe to the Bank hereunder.

     8.7  Non-Business Days
          -----------------

          Should any payment of capital or interest hereunder become due on a day which is not a Business Day, the due date thereof shall be extended to the immediate following Business Day.

     8.8  Invalidity of any provisions hereunder
          --------------------------------------

          Any decision of a court to the effect that any of the provisions hereunder are null and void or non-executory shall in no way affect, invalidate or render unenforceable the other provisions hereunder.

     8.9  Modifications
          -------------

          Any modifications hereto or waiver of a right thereunder is without effect if it is not expressly made and evidenced in a written document executed between the parties hereto.

     8.10 Others documents
          ----------------

          The Borrower shall do all things and sign all documents which may be deemed necessary or appropriate by the Bank for the purposes of giving full effect to the terms, conditions, undertakings and security provided herein.

     8.11 Final agreement and interpretation
          ----------------------------------

          Upon acceptance and execution by the Borrower, this Offer shall constitute the final agreement between the parties hereto with, the exception of any further written modification agreed by the parties and replaces and supersedes any prior agreements verbal or written between the parties related to the financing described herein.

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 17
================================================================================


          Notwithstanding the foregoing, this Offer does not create novation and does not constitute any derogation to the rights, privileges and remedies of the Bank under the terms of any agreements, promissory notes and/or any instruments or contracts regarding the facilities or the security contemplated herein and executed by the Borrower prior to the date of this Offer. The Borrower represents and warrants that the rights, privileges and remedies of the Bank under these agreements, promissory notes and security documents have not been modified and cover the Borrower's obligations contemplated herein, the whole without novation.

9.   REVIEW
     -------

     Notwithstanding any provisions to the contrary, the terms and conditions provided for herein are subject to be reviewed by the Bank on April 30, 2000, based upon the Borrower's financial statements which it shall furnish the Bank, in accordance with the provisions herein.

     Upon review, renewal fees of 0.25% of the amount of the operating line of credit shall be payable by the Borrower to the Bank.

10.  FEES
     ----

     10.1 Non-refundable set-up fees of $17,500.00 shall be payable by the Borrower upon acceptance of this Offer.

     10.2 The legal fees and expenses relating to this Offer and to the preparation of the security documents required herein and the registration, if required, shall be payable by the Borrower in addition to the fees stipulated hereinabove.

11.  ACCESS TO INFORMATION
     ---------------------

     The Borrower hereby authorizes any personal information agent, financial institution, creditor, tax authority, employer or any other person, including any public body, holding information concerning the Borrower or its property including any financial information or with respect to any undertaking or surety given by the Borrower in favour of third parties, to supply such information to the Bank for the

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 18
================================================================================

     purposes of verifying information provided to the Bank or that will be provided by the Borrower and to ensure its solvency at all times.

12.  NOTICES
     -------

     Any notice or demand to or upon the respective parties hereto shall be in writing and shall be validly communicated by the delivery thereof to its addressee, by a delivery, certified mail, postage prepaid, or by transmitting the same by fax, to the addressee hereinafter mentioned, or at such other address as any of the parties hereto may hereafter notify the other in writing:

                           NATIONAL BANK OF CANADA
                           Central Montreal Regional Centre
                           Bank Tower and North
                           600, de La Gauchetiere Street West
                           Ground Floor
                           Montreal (Quebec)
                           H3B 4L2

                           Fax:     (514) 394-4144

                           To the attention of:  Suzanne Werbiski
                           -------------------   Account Manager


                           DENSIGRAPHIX KOPI INC.
                           220 Industriel Boulevard
                           Boucherville (Quebec)
                           J4B 2X4

                           Fax:     (450) 641-4332

                           To the attention of:  Camille Cotran
                           -------------------   President

     Any such notice or demand sent as aforesaid shall be deemed to have been received by the party to whom it is addressed upon delivery, if delivered, and on the actual receipt thereof, if sent by certified mail, and when transmitted, if sent by fax;

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 19
================================================================================


     provided, however, that in the event normal mail service or fax service shall be interrupted by strike, "force majeure" or other cause, then the party sending the notice or demand shall use anyone of the said services which has not been so interrupted or, failing the availability of any such service, any other mode of communication which shall ensure prompt receipt of such notice or demand by the other party.

13.  GOVERNING LAW
     -------------

     This Offer shall be construed and interpreted in accordance with the laws of the Province of Quebec.

14.  LANGUAGE (QUEBEC)
     -----------------

     The parties declare that they have requested and do hereby confirm their request that the present Offer and the ancillary documents related thereto be in English; les parties declarent qu'elles ont exige et par la presente confirment leur demande que la presente offre ainsi que les documents connexes soient rediges en anglais.

15.  PREPARATION OF LEGAL DOCUMENTATION
     ----------------------------------

     Once this Offer has been accepted, we will ask our legal advisers to draw up the applicable security documents in accordance with standards acceptable to the Bank.

We hope that our financial support will continue to contribute to your company's development.

Yours truly,

NATIONAL BANK OF CANADA


Per: /s/ Michel Gendron                     Per:
    ----------------------------------          ----------------------------
    Michel Gendron                              Suzanne Werbiski
    Vice-President                              Account Manager

================================================================================
Densigraphix Kopi Inc.

Offer of financing                                                       Page 20
================================================================================


ACCEPTANCE

WE ACCEPT THE TERMS AND CONDITIONS OF YOUR OFFER OF FINANCING.

We, undersigned, hereby authorize the National Bank of Canada to gather any information relating to our financial situation and/or credit history from any credit agency and/or financial institution and/or employer and/or person with whom we have or may have a business relationship with. We also authorize the National Bank of Canada to release this information to such persons.

The National Bank of Canada may use the information it has obtained to make decisions regarding any credit facility or any other services made available to us or to be made available to us.

THIS 23rd day of July, 1999.


DENSIGRAPHIX KOPI INC.

Per: /s/ Camille Cotran
     ---------------------------------
         Camille Cotran


GUARANTOR

C. COTRAN HOLDING INC.

Per: /s/ Camille Cotran
     ----------------------------------
         Camille Cotran


================================================================================
Densigraphix Kopi Inc.

                                                           SCHEDULE C


                                                           July 19th, 1999


SEL-DRUM CORPORATION
c/o:  C. COTRAN HOLDING INC.
220 Industriel Boulevard
Boucherville (Quebec)
J4B 2X4

Attention of Mr Camille Cotran, president
-----------------------------------------

RE:      Offer of Financing
---------------------------

Dear Sir:


As indicated in the Transmission Letter to which this offer is attached, National Bank of Canada (the "Bank") agrees to make available to SEL-DRUM CORPORATION (the "Borrower") an Operating Line of Credit in the maximum amount of $4,200,000.00 in Canadian Dollars and a Term Loan in the amount of $500,000.00 Canadian Dollars, subject to the terms and conditions set forth herein:

1.       CREDIT A - OPERATING LINE OF CREDIT
         -----------------------------------

         1.1      AMOUNT AND PURPOSE
                  ------------------

                  $4,200,000.00 in Canadian Dollars on a revolving credit to be used to finance the day-to-day operating purposes and to assist the reimbursement of Credit C made available to C. COTRAN HOLDING INC. in virtue of the Offer of financing attached to the Transmission Letter as Schedule A.

         1.2      SUB-LIMIT
                  ---------

                  COMMERCIAL LETTERS OF CREDIT
                  ----------------------------

                  The Borrower shall be entitled to use its credit for the issuance of Letters of Credit at sight.

Offer of financing                                                      Page 2
===============================================================================

         Any request for the issuance of a Letter of credit, which request may be made at any time by the Borrower, shall be subject to the following conditions:


         1.2.1    Written Notice
                  --------------

                  A prior written notice of two (2) business days must be given to the Bank.

         1.2.2    Limited Amount
                  --------------

                  The total amount of Letters of credit must never exceed $1,500,000.00 in Canadian dollars or its equivalent in any other currency acceptable to the Bank.

         1.2.3    Maturity Dates
                  --------------

                  Letters of credit shall be payable at sight and shall constitute a utilization of the credit to the extent of their nominal face value and shall automatically, when paid, become Floating Rate Advances and shall then bear interest at the interest rate hereinafter mentioned in paragraph 4.

         1.2.4    Commissions
                  -----------

                  The Borrower shall pay to the Bank at the date of issuance of any letter of credit a commission based on the usual scheduled fees of the Bank.

         1.2.5    Conditions
                  ----------

                  Each letter of credit to be issued shall be covered at 100% of its value by orders in hand.

1.3      TERM
         ----

This operating credit may be reviewed from time to time by the Bank and is repayable on demand.

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 3
===============================================================================

         1.4      MODES OF FINANCING
                  ------------------

         Subject to the terms and conditions provided herein, the Borrower may, within the amount available to it under the present credit, avail itself of Floating Rate advances in CDN$.

         1.5      INTEREST RATE
                  -------------

         Floating Rate advances shall bear interest, until payment in full, at the Canadian Prime Rate of the Bank plus 0.50% with interest at the same rate on any amount in arrears. Interest and fees shall be payable monthly on the 26th day of each month.

         1.6      ADVANCES AND REPAYMENT
                  ----------------------

         The Borrower may draw upon the amount made available to it by virtue of these presents, at any time during the term of the credit, by satisfying the terms and conditions specified herein and subject to the execution of any document that may reasonably be requested by the Bank in order to give full effect to the provisions contained herein.

         Disbursement and repayment of the operating credit shall be made in multiples of $25,000.00.

         The principal amount of the Floating Rate advances shall be payable on demand.

         The Borrower may repay all or part of its Floating Rate advances at any time during the credit, without penalty.

         1.7      FINANCING CONDITIONS
                  --------------------

         The aggregate total amount of advances made by virtue of this credit facility shall not in any time exceed the value of:

                  1.7.1 75% of the Borrower's net accounts receivable (excluding contra or intercompany accounts, accounts of doubtful quality and those aged 90 days or more); and

                  1.7.2 50% of the Borrower's inventory (raw material and finished products) up to a maximum amount of $1,500,000.00; and

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 4
===============================================================================

                  1.7.3 the lesser of Sel-Drum Corporation (USA) Inc.'s corporate guarantee of $2,000,000.00 or 65% of the equivalent in Canadian Dollars of Sel-Drum Corporation (USA) Inc.'s net accounts receivable (excluding contra or intercompany accounts, accounts of doubtful quality and those aged 90 days or more); and

                  1.7.4 50% of the equivalent in Canadian Dollars of Sel-Drum Corporation (USA) Inc.'s inventory (raw material and finished products).

         The value of the Borrower's and Sel-Drum Corporation (USA) Inc.'s net accounts receivable and inventory shall be established, from time to time, by the Bank, taking into account claims ranking prior to the security of the Bank. The Borrower shall furnish to the Bank, on the 20th day of each month, a detailed list of their accounts receivable according to age, an inventory declaration on the standard form of the Bank, and a detailed list of their accounts payable for the month ending on the last day of the preceding month.


2.       CREDIT B - TERM LOAN
         --------------------

         2.1      AMOUNT
                  ------

                  The Bank, subject to the terms and conditions hereof, agrees to make available to the Borrower a term loan in the amount of $500,000.00 in Canadian Dollars.

         2.2      TERM
                  ----

                  This loan is granted for a term of five (5) years effective as of the date of its disbursement.

         2.3      INTEREST RATE
                  -------------

                  At the option of the Borrower, this loan shall bear interest at the Bank's Canadian Prime Rate plus 1.50% per year (floating rate) or at the rate offered by the Bank plus 2.75% per year (fixed rate) with interest at the same rate on all amounts in arrears. Interest shall be payable monthly on the 26th day of each month.

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 5
===============================================================================

         2.4      DISBURSEMENT
                  ------------

                  The Borrower shall use the present term loan by way of a single disbursement to be made prior to October 31st, 1999. Thereafter, the Bank reserves the right to discontinue making advances under the said financing.

         2.5      REPAYMENT TERMS AND CONDITIONS
                  ------------------------------

                  This loan shall be repaid on the basis of an amortization period of five (5) years in fifty-nine (59) equal and consecutive monthly instalments of $8,333.33 and a last instalment of $8,333.53 in principal, payable on the first day of each month, the first of such instalments to become due and payable the first month following the date of the disbursement. The balance of principal, interest, fees, accessories and all other sums that may be due to the Bank under the present loan shall be repaid on the date of the last instalment without further notice.

         2.6      PREPAYMENTS
                  -----------

                  The Borrower may, at any time, prepay in whole or in part, the floating rate term loan upon payment of a penalty equal to three (3) months of interests on the principal amount prepaid. Partial prepayments will be applied in reverse order of Scheduled repayment.

                  The Borrower, if the fixed rate is chosen, may not prepay all or part of the term loan provided for herein.


3.       SECURITY
         --------

         To secure the repayment of Credit A and Credit B, the payment of interest fees and all of the amounts payable thereunder and the performance of its obligations towards the Bank, the Borrower undertakes to provide to the Bank the following security, in accordance with the forms in use at the Bank:

         3.1 a first ranking security interst in the amount of $4,200,000.00 on all the accounts receivable and inventory, present and future, including also, without limitation, all other standard protection clauses in favour of the Bank to be registered in Quebec, Ontario and British Columbia.

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 6
===============================================================================

         3.2      a security under of Section 427 of the Bank Act;

         3.3      a general assignment of Book Debts;

         3.4 a first ranking chattel mortgage and security interest in the amount of $4,700,000.00 on all the assets, movable and immovable, present and future (collectively the "Hypothecated property"), of the Borrower, including also, without limitation, and all other standard protection clauses in favour of the Bank (subject only to the Permitted Encumbrances being the hypothec in favour of the Bank referred to in paragraph 3.1 hereinabove);

         3.5 an unconditional letter of guarantee in the amount of $2,000,000.00 by Sel-Drum Corporation (USA) Inc. supported by a first ranking security interest on all assets of Sel-Drum Corporation (USA) Inc. with UCC filing, including also, without limitation, all other standard protection clauses in favour of the Bank.

         3.6 a postponement agreement by Sel-Drum Corporation (USA) Inc. on all the accounts receivable and inventory, present and future, including also, without limitation, all other standard protection clauses in favour of the Bank.

         3.7 an unconditional letter of guarantee from Sel-Drum International Inc. and Sel-Drum Imaging Corporation severally for the amount of $5,000,000.00;

         3.8 an unconditional letter of guarantee in the amount of $5,000,000.00 by C. Cotran Holdings Inc.;

         3.9 a rider designating the Bank as loss payee of the proceeds of all-risk insurance on the Hypothecated property as security, up to the full replacement value thereof.

4.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         The Borrower, for itself and for the guarantor, represents and warrants to the Bank that:

         4.1 They are duly constituted, registered and organized companies and are in good standing under the laws governing them, and they have the powers,

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 7
===============================================================================

                  permits and licences required to carry on their business and to own, operate and administer their property.

         4.2 There has been no material adverse change in their financial position since the date of their most recent internal financial statements which have been provided to the Bank. These statements represent fairly, at the date they were drawn up, their financial position. The Borrower does not foresee incurring any significant liabilities which have not already been disclosed to the Bank.

         4.3 They are not a party to any litigation or legal proceedings which could have a material effect on their financial position or on their ability to carry on their business.

         4.4 They are not in default under the agreements to which they are a party nor under the legislation and regulations applicable to the conduct of their business including, without limitation, any environmental requirements.

         4.5 All taxes, assessments, deductions at source, income tax or annuities for which the payment thereof is guaranteed by prior claim and/or legal hypothec have been paid by the Borrower without subrogation or consolidation.

         4.6 They have the power to borrow money and give security without any restriction.


5.       CONDITIONS PRECEDENT TO ANY DISBURSEMENT
         ----------------------------------------

         At the time of the disbursement of the credit facilities, the Borrower shall, as applicable, provide, execute or perform the following to the satisfaction of the Bank and its legal advisers:

5.1      Representations and Warranties
         ------------------------------

         The representations and warranties contained in the Section entitled "REPRESENTATIONS AND WARRANTIES" hereof shall continue to be true and exact and shall survive the execution of this or any subsequent agreements. No event of default shall have occurred and no other event shall exist that is likely to materially adversely affect the financial position of the Borrower or of the guarantors

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 8
===============================================================================

         5.2      Documents required
                  ------------------

                  The following documents shall be furnished to the Bank in form and substance satisfactory to it for the Borrower and the
                  Guarantors:

                  5.2.1 a duly certified copy of the corporate documents and certificates of good standing and conformity in accordance with the applicable laws;

                  5.2.2 a duly certified copy of the borrowing by-laws and the resolutions of the Board of Directors relating to the authority to execute these presents and to perform their obligations hereunder and in virtue of the security documents;

                  5.2.3 a certificate setting forth the functions and signatures of the individuals authorized to represent them;

                  5.2.4 a written opinion, in form and substance acceptable to the Bank and its legal advisers, from the legal advisers of the Borrower and of the Guarantors regarding the status and the capacity to perform the obligations described in this Offer and in virtue of the security documents;

                  5.2.5 a copy of the offer to purchase for the shares of Sel-Drum International Inc., which is to be satisfactory to the Bank;

                  5.2.6 completion to the Bank's satisfaction of questionnaire with respect to environmental and Year 2000 matters;

                  5.2.7 the instruments or contracts creating the security contemplated in Section 3 duly executed and duly registered or filed in all places in Quebec or elsewhere where such registration or filing is necessary and duly signified or served when such signification or service is required under the terms thereof;

                  5.2.8 evidence satisfactory to the Bank that all real estate, including municipal and school taxes affecting the Hypothecated property have been paid in full, without subrogation;

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 9
===============================================================================

                  5.2.9 evidence, in form and substance acceptable to the Bank and its legal advisers, that the property given as security is duly insured against loss or damage caused by fire and any other risk;

                  5.2.10 a written opinion from the Bank's legal advisers regarding the registration and rank of the security documents provided for in this Offer;

                  5.2.11 payment in full of the set-up fees charged by the Bank;

                  5.2.12 acceptance by C. Cotran Holdings Inc. and Densigraphix Kopi Inc. of their respective offers; and

                  5.2.13 any other document that the Bank may reasonably request.


6.       OBLIGATIONS OF THE BORROWER
         ---------------------------

         6.1      Positive covenants
                  ------------------

                  Until payment in full of any amount due under the terms of this Offer, the Borrower shall:

                  6.1.1 carry on its business in a diligent and continuous manner;

                  6.1.2 use the proceeds of the financing for the purposes provided for herein;

                  6.1.3 at all times, give the Bank's representatives the right to inspect its establishments and provide access thereto, and further permit the Bank's representatives to examine its books of account and other records, and take extracts therefrom and/or copies thereof;

                  6.1.4 obtain and maintain in effect the permits and licenses required to carry on its business;

                  6.1.5 notify the Bank, without delay, of any event of default or any event which, following notice or the expiry of a delay, could constitute an event of default;

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 10
===============================================================================

                  6.1.6 punctually pay all taxes, assessments, deductions at source, income tax or annuities for which the payment thereof is guaranteed by prior claim and/or legal hypothec, without subrogation or consolidation;

                  6.1.7 provide the Bank with monthly prepared financial statements within forty-five (45) days of the end of each month for Densigraphix Kopi Inc., Sel-Drum Corporation and Sel-Crum Corporation (USA) Inc.;

                  6.1.8 provide the Bank with quaterly consolidated financial statements within forty-five (45) days of the end of each quarter for C. Cotran Holdings Inc. and Sel-Drum International Inc.;

                  6.1.9 provide the Bank with audited financial statements within ninety (90) days of the end of the fiscal year for C. Cotran Holdings Inc. (consolidated and non-consolidated), and within one hundred and twenty
                           (120) days of the end of the fiscal year for Sel-Drum International (consolidated), Sel-Drum Imaging Corporation, Sel-Drum Corporation and Sel-Drum Corporation (USA) Inc.;

                  6.1.10 conduct all or the greater part of its business with the Bank;

         6.2      Negative covenants
                  ------------------

                  The Borrower undertakes not to carry out the following transactions or operations without obtaining the prior written consent from the Bank:

                  6.2.1 substantially change the nature of its operations or business;

                  6.2.2 change the voting control of the Borrower, C. Cotran Holdings Inc. and Sel-Drum International Inc., which is directly or indirectly held or to be held by Camille Cotran;

                  6.2.3 merge with another company, dissolve or wind up the company.

                  6.2.4 create or permit the existence of security on the Hypothecated property, except for permitted encumbrances;

                  6.2.5 make an investment or provide financial assistance to its partners, officers, directors, affiliated entities or any third party by way of a loan, a guarantee or otherwise, except in the course of the project submitted to the Bank.

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 11
===============================================================================

         6.3      Environmental obligations
                  -------------------------

                  6.3.1 The Borrower shall comply with the requirements of all legislative and regulatory environmental provisions (the "Environmental Requirements") and shall at all times maintain the authorizations, permits and certificates required under these provisions.

                  6.3.2 The Borrower shall immediately notify the Bank of any notice, order, decree or fine that it may receive or be ordered to pay relating to Environmental Requirements in connection with its business or property and in the event of any release or discovery of any contaminant upon, under or over its property or any contiguous real property.

                  6.3.3 At the request and upon the conditions set forth by the Bank, the Borrower shall, at its own cost, provide the Bank with all the informations that the Bank may require regarding the environmental situation of the Borrower. In the event that any Environmental Requirements are not being respected, the Borrower shall effect the necessary work to ensure that its business and property meet the Environmental Requirements within a delay acceptable to the Bank.

                  6.3.4 The Borrower undertakes to indemnify the Bank for any damage which the Bank may suffer or any responsibility which it may incur as a result of the non-compliance with Environmental Requirements.

                  6.3.5 The provisions of and undertakings and indemnification set out in this Section shall survive the satisfaction and release of the security for, and payment and satisfaction of the indebtedness and liability of the Borrower to the Bank pursuant to the terms hereof.


7.       DEFAULT
         -------

         7.1      Events of Default
                  -----------------

                  The occurrence of one or more of the following events, shall constitute a default under this Offer:

                  7.1.1 if the Borrower fails to make a payment, on demand or when due, of principal under the terms hereof; or

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 12
===============================================================================

                  7.1.2 if the Borrower fails to make a payment, when due, of interest, fees or any other amount which may become due hereunder or under any of the security documents provided for herein; or

                  7.1.3 if the Borrower fails to perform or otherwise breaches any obligation hereunder or pursuant to any of the security documents provided for herein; or

                  7.1.4 if the Borrower becomes subject to any of the provisions of the Bankruptcy and Insolvency Act (Canada) or of any other bankruptcy, insolvency, proposal or winding up legislation; or

                  7.1.5 if proceedings are instituted for the Borrower's dissolution, winding-up or suspension of its operations; including for any readjustment of the indebtedness of the Borrower; or

                  7.1.6 if the property of the Borrower or a substantial part thereof becomes subject to a hypothecary recourse or be subject to a taking of possession by a creditor or be seized or if a sequestrator is appointed; or

                  7.1.7 if the Borrower is in default under any other contracts, agreements or writings with the Bank or any other financial institution; or

                  7.1.8 if any representation or warranty made by the Borrower herein or in any document or certificate furnished to the Bank in connection herewith proves to be materially incorrect or erroneous in an important manner or

                  7.1.9    if, in the opinion of the Bank,

                           - there is a deterioration in the Borrower's financial position;

                           - the Borrower contravenes the provisions, whether of a legislative, regulatory, administrative or other nature, of the federal, provincial, municipal or other authorities as regards environmental pollution, toxic substances or other causes endangering the environment or public health and safety or other laws, to which the Borrower's activities and property are subject.

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 13
===============================================================================

                  7.1.10 any default occurs with respect to the terms and conditions of the Offer of financing made to Densigraphix Kopi Inc. and/or Sel-Drum Corporation concurrently to this Offer shall also constitute default under this Offer.

         7.2      Rights and recourse of the Bank
                  -------------------------------

                  Without limiting the Bank's rights hereunder or under the security and subject to its other rights and recourse in the even of default:

                  7.2.1 the Bank may declare liquid and exigible all monetary obligations of the Borrower still outstanding at that time and claim for the Borrower, with no other notice of default, immediate payment of the principal, interest, fees and any other amount, including the fees incurred by the Bank for the collection and protection of the debt and the execution of any other obligation of the Borrower;

                  7.2.2 the Borrower shall lose all its rights and privileges hereunder including, without limitation, the right to receive additional advances;

                  7.2.3 the Bank may charge the Borrower reasonable analysis, administration and follow-up charges and may also incur and pay any reasonable amount for services rendered (including the fees for legal counsel, accountants or any other professional whose services may be required or deemed necessary) with respect to the realization, sale, transfer, delivery or payment to be made in the exercise of any security held by the Bank and may withhold such charges and fee amounts from the proceeds of the realization of security;

                  7.2.4 any amount collected or received by the Bank, including the balance of any proceeds of the realization on security, may be withheld by the Bank and may, at the Bank's discretion, be charged to any portion of the Borrower's indebtedness to the Bank;

                  7.2.5 any amount incurred and paid by the Bank to realize, retain or preserve any security given by the Borrower to the Bank hereunder or by law, shall bear interest at the Canadian Prime Rage of the Bank plus 3% per annum until payment of said amount.

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 14
===============================================================================

         7.3      Waiver, Omission and Cumulative Recourse
                  ----------------------------------------

                  The Bank may grant delays, accept or waive security, accept arrangements, grant releases and discharges and transact with the Borrower as it shall deem acceptable without in any way limiting the responsibility of the Borrower or infringing on the rights of the Bank under the security provided for hereunder.

                  The omission on the part of the Bank to notify the borrower of any event of default hereunder or to avail itself of any of its rights hereunder shall not be construed as a waiver by the Bank to take recourse in the event of such default or to exercise its right.

                  Acceptance by the Bank following any default by the Borrower of any sum owing to it or its exercising of any right or recourse shall not preclude the Bank from exercising any other right or recourse, which it may have, whether pursuant to any agreement or otherwise provided by law, said rights and recourses of the Bank being cumulative and not alternative, and in addition to and not in substitution for, any other right or recourse of the Bank.


8.       MISCELLANEOUS PROVISIONS
         ------------------------

         8.1      Definitions
                  -----------

                  For the purposes hereof, the following words and phrases shall have the following meaning:

                  8.1.1 "CANADIAN DOLLARS" "CAN DOLLARS" "CDN$": means lawful money of Canada.

                  8.1.2 "CANADIAN PRIME RATE": means the annual variable rate of interest announced from time to time by the Bank and used to determine the interest rates on Canadian Dollars commercial loans granted by the Bank in Canada.

                  8.1.3 "DEBT" OR "TOTAL INDEBTEDNESS" OR "CREDIT FACILITY" OR "ADVANCES": means the aggregate amount of principal, interest and accessories due by the Borrower hereunder.

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 15
===============================================================================

                  8.1.4 "FLOATING RATE": means the interest rate applicable to floating rate advances made hereunder in Canadian Dollars.

                  8.1.5 "PERMITTED ENCUMBRANCES" : refers collectively to charges created by the security document granted from time to time in virtue of these presents and any other charge which constitutes a "Permitted Encumbrance", as may be defined in the said documents.

                  8.1.6 "RATE OFFERED" : means the annual interest rate determined from time to time by the Bank, for the term chosen by the Borrower, as being the fixed interest rate applicable to its commercial fixed rate term loans granted in Canada for the same term.

         8.2      Accounting Terms
                  ----------------

                  Unless another definition is provided hereunder, each accounting term used in this Offer shall have the meaning ascribed to it in accordance with accounting principles generally accepted by the Canadian Institute of Chartered Accountants.

         8.3      Currency and place of payment
                  -----------------------------

                  All amounts due by the Borrower under this offer shall be paid by the Borrower to the Bank, at the branch of the Bank where the Borrower operates its bank account, in Canadian Dollars.

         8.4      Calculation of interest and arrears
                  -----------------------------------

                  8.4.1 Unless otherwise provided for herein, interest on any amount due hereunder shall be calculated daily and not in advance on the basis of a 365-day year.

                  8.4.2 For the purposes of the Interest Act (Canada) in the case of a leap year, the annual interest rate corresponding to the interest calculated on the basis of a 365-day year is equal to the interest rate thus calculated multiplied by 366 and divided by 365.

                  8.4.3 Any amount of principal, interest, commission, discount or of any other nature remaining unpaid at maturity, shall bear interest at the

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 16
===============================================================================

                           rate provided for herein, being understood that the said interest rate on arrears shall not exceed the maximum rate provided by law.

                  8.4.4 Interest on arrears shall be compounded daily and payable on demand.

         8.5      Records
                  -------

                  The Bank shall keep records and computerized data evidencing the transactions performed under this financing. Such records or computerized data shall be presumed to reflect these transactions and shall constituted evidenced of the debt due to the Bank.

         8.6      Account debits
                  --------------

                  The Borrower irrevocably authorizes the Bank to debit periodically or from time to time any bank account it may maintain with the Bank in order to pay all or part of the amounts it may owe to the Bank hereunder.

         8.7      Non-Business Days
                  -----------------

                  Should any payment of capital or interest hereunder become due on a day which is not a Business Day, the due date thereof shall be extended to the immediate following Business Day.

         8.8      Invalidity of any provisions hereunder
                  --------------------------------------

                  Any decision of a court to the effect that any of the provisions hereunder are null and void or non-executory shall in no way affect, invalidate or render unenforceable the other provisions hereunder.

         8.9      Modifications
                  -------------

                  Any modifications hereto or waiver of a right thereunder is without effect if it is not expressly made and evidenced in a written document executed between the parties hereto.

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 17
===============================================================================

         8.10     Others Documents
                  ----------------

                  The Borrower shall do all things and sign all documents which may be deemed necessary or appropriate by the Bank for the purposes of giving full effect to the terms, conditions, undertakings and security provided herein.

         8.11     Final agreement and interpretation
                  ----------------------------------

                  Upon acceptance and execution by the Borrower, this Offer shall constitute the final agreement between the parties hereto with, the exception of any further written modification agreed by the parties and replaces and supersedes any prior agreements verbal or written between the parties related to the financing described herein.

                  Notwithstanding the foregoing, this Offer does not create novation and does not constitute any derogation to the rights, privileges and remedies of the Bank under the terms of any agreements, promissory notes and/or any instruments or contracts regarding the facilities or the security contemplated herein and executed by the Borrower prior to the date of this Offer. The Borrower represents and warrants that the rights, privileges and remedies of the Bank under these agreements, promissory notes and security documents have not been modified and cover the Borrower's obligations contemplated herein, the whole without novation.


9.       REVIEW
         ------

         Notwithstanding any provisions to the contrary, the terms and conditions provided for herein are subject to be reviewed by the Bank on April 30, 2000, based upon the Borrower's financial statements which it shall furnish the Bank, in accordance with the provisions herein.

         Upon review, renewal fees of 0.25% of the amount of the Operating line of credit shall be payable by the Borrower to the Bank.


10.      FEES
         ----

         10.1 Non-refundable set-up fees of $25,000.00 shall be payable by the Borrower upon acceptance of this Offer.

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 18
===============================================================================

         10.2 The legal fees and expenses relating to this Offer and to the preparation of the security documents required herein and the registration, if required, shall be payable by the Borrower in addition to the fees stipulated hereinabove.

11.      ACCESS TO INFORMATION
         ---------------------

         The Borrower hereby authorizes any personal information agent, financial institution, creditor, tax authority, employer or any other person, including any public body, holding information concerning the Borrower or its property including any financial information or with respect to any undertaking or surety given by the Borrower in favour of third parties, to supply such information to the Bank for the purposes of verifying information provided to the Bank or that will be provided by the Borrower and to ensure its solvency at all times.

12.      NOTICES
         -------

         Any notice or demand to or upon the respective parties hereto shall be in writing and shall be validly communicated by the delivery thereof to its addressee, by a delivery, certified mail, postage prepaid, or by transmitting the same by fax, to the addressee hereinafter mentioned, or at such other address as any of the parties hereto may hereafter notify the other in writing:

                           NATIONAL BANK OF CANADA
                           Central Montreal Regional Centre
                           Bank Tower and North
                           600, de La Gauchetiere Street West
                           Ground Floor
                           Montreal (Quebec)
                           H3B 4L2

                           Fax:    (514) 394-4144

                           To the attention of:   Suzanne Werbiski
                                                  Account Manager

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 19
===============================================================================

                           SEL-DRUM CORPORATION
                           c/o  C. COTRAN HOLDING INC.
                           220 Industriel Boulevard
                           Boucherville (Quebec)
                           J4B 2X4

                           Fax:    (450) 641-4332

                           To the attention of:    Camille Cotran
                                                   President

         Any such notice or demand sent as aforesaid shall be deemed to have been received by the party to whom it is addressed upon delivery, if delivered, and on the actual receipt thereof, if sent by certified mail, and when transmitted, if sent by fax; provided, however, that in the event normal mail service or fax service shall be interrupted by strike, "force majeure" or other cause, then the party sending the notice or demand shall use anyone of the said services which has not been so interrupted or, failing the availability of any such service, any other mode of communication which shall ensure prompt receipt of such notice or demand by the other party.

13.      GOVERNING LAW
         -------------

         This Offer shall be construed and interpreted in accordance with the laws of the Province of Quebec.

14.      LANGUAGE (QUEBEC)
         -----------------

         The parties declare that they have requested and do hereby confirm their request that the present Offer and the ancillary documents related thereto be in English; les parties declarent qu'elles ont exige et par la presente confirment leur demande que la presente offre ainsi que les documents connexes soient rediges en anglais.

15.      PREPARATION OF LEGAL DOCUMENTATION
         ----------------------------------

         Once this Offer has been accepted, we will ask our legal advisers to draw up the applicable security documents in accordance with standards acceptable to the Bank.

===============================================================================
Sel-Drum Corporation

Offer of financing                                                      Page 20
===============================================================================

We hope that our financial support will continue to contribute to your company's development.


Yours truly,

NATIONAL BANK OF CANADA


per:  /s/Michel Gendron                 per:
      ----------------------------            ----------------------------
      Michel Gendron                          Suzanne Werbiski
      Vice-President                          Account Manager

ACCEPTANCE

WE ACCEPT THE TERMS AND CONDITIONS OF YOUR OFFER OF FINANCING.

We, undersigned, hereby authorize the National Bank of Canada to gather any information relating to our financial situation and/or credit history from any credit agency and/or financial institution and/or employer and/or person with whom we have or may have a business relationship with. We also authorize the National Bank of Canada to release this information to such persons.

The National Bank of Canada may use the information it has obtained to make decisions regarding any credit facility or any other services made available to us or to be made available to us.


THIS 23rd day of July 1999.
     ----        ----

SEL-DRUM CORPORATION
per: C. COTRAN HOLDING INC.


per:     /s/Camille Cotran
         --------------------------
         Camille Cotran

===============================================================================
Sel-Drum Corporation

OFFER OF FINANCING                                                       Page 21
================================================================================

and subject to the conclusion of the contemplated transaction


GUARANTORS


SEL-DRUM COPRORATION                                 THIS 23rd day of July 1999.
(USA) INC.
per: /s/ Camille Cotran
    ------------------------------------

SEL-DRUM INTERNATIONAL INC.                          THIS 23rd day of July 1999.


per: /s/ Camille Cotran
    ------------------------------------


SEL-DRUM IMAGING
CORPORATION                                          THIS 23rd day of July 1999.

per: /s/ Camille Cotran
    ------------------------------------


C. COTRAN HOLDINGS INC.                              THIS 23rd day of July 1999.

per: /s/ Camille Cotran
    ------------------------------------


================================================================================
SEL-DRUM CORPORATION